Exhibit 10.24

SHAREHOLDER’S LOAN AGREEMENT

Between

INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTH AFRICA LIMITED
A corporation established under Section 2 of the Industrial Development Corporation Act 1940 (Act No. 22 of 1940)
(“Lender”)

and

KELLTECHNOLOGY SOUTH AFRICA (RF) PROPRIETARY LIMITED
Registration Number: 2008/026628/07
(“Borrower”)

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1
2.	THE LOAN	3
3.	PURPOSE OF THE LOAN	3
4.	INITIAL CONDITIONS PRECEDENT	4
5.	ADVANCE CONDITIONS PRECEDENT	4
6.	UNDERTAKINGS	5
7.	GOVERNING LAW	6
8.	JURISDICTION	6
9.	LIQUID DOCUMENT	6
10.	NOTICES AND DOMICILIA	6
11.	GENERAL CONDITIONS AND UNDERTAKINGS	7
12.	COUNTERPARTS	8

i

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, unless the context clearly indicates a contrary intention, the following words and expressions shall bear the meanings assigned to them and cognate expressions shall bear corresponding meanings:

1.1.1	“Account” means the bank account of the Borrower as specified by it in writing;

1.1.2	“Agreement” means this Shareholder’s loan agreement;

1.1.3	“Board” means the board of directors of the Borrower from time to time;

1.1.4	“Commercial Loan Agreements” means: (i) the loan agreement to be concluded between the Lender and Kellplant Proprietary Limited (Registration Number 2015/364757/07) (“Kellplant”), pursuant to which the Lender shall loan and advance to Kellplant the amount of R500,000,000.00 (five hundred million Rand) on the terms and conditions set out therein; and (ii) the loan agreement to be concluded between the PPM Lender and Kellplant, pursuant to which the PPM Lender shall loan and advance to Kellplant the amount of R500,000,000.00 (five hundred million Rand) on the terms and conditions set out therein;

1.1.5	“Drawdown Request” means the drawdown request substantially in the form attached hereto as Annexure “A”;

1.1.6	“Facility” means the term loan facility made available or to be made available by the Lender under this Agreement as described in Clause 2 (Loan) below;

1.1.7	“First Portion” means an amount of the Facility to be drawn first as required by the Borrower, which such amount will constitute 50% (fifty percent) of the existing loan balance between Kelltech Limited (as lender) and the Borrower, pursuant to the loan agreement entered into between Kelltech Limited and the Borrower, dated 14 December 2019, which such loan balance as at 28 February 2022, amounted to ZAR61,135,957 (sixty one million, one hundred and thirty five thousand, nine hundred and fifty seven) and which such amount will be finally determined in the first Drawdown Request;

1.1.8	“Kelltech Limited” means Kelltech Limited, with company number 084564 C1/GBL, a private company limited by shares, duly incorporated in Mauritius;

1.1.9	“Kelltech Shareholder Loan Agreement” means the shareholder loan agreement entered into or to be entered into between the Borrower and Kelltech Limited in terms of which, inter alia, Kelltech Limited advances to the Borrower an aggregate amount of ZAR666,666,666.67 (six hundred and sixty-six million, six hundred and sixty-six thousand, six hundred and sixty-six Rand and sixty seven cents);

1.1.10	“Loan” means the loan made or to be made available under the Facility or (as the context may require) the principal amount outstanding for the time being of that loan;

1.1.11	“Parties” means the Lender and the Borrower and “Party” shall mean either any one of them as the context may require;

1.1.12	“Pro-rata Portion” means an amount up to ZAR333,333,333.33 (three hundred and thirty-three million, three hundred and thirty-three thousand, three hundred and thirty-three Rand and thirty-three cents) of the Facility to be drawn as and when required by the Borrower;

1.1.13	“Relevant Proportion” means:

1.1.13.1	in respect of the Lender: one third of the total shareholder loan funding required by the Borrower from time to time, which shall be drawn from the Pro Rata Portion of the Loan; and

1.1.13.2	in respect of Kelltech Limited: two thirds of the total shareholder loan funding required by the Borrower from time to time;

1.1.14	“Shareholders” means, in respect of the Borrower, the Lender and Kelltech Limited;

1.1.15	“Shareholders’ Agreement” means the agreement concluded between, among others, the Borrower and the Shareholders, dated 12 February 2016;

1.1.16	“Signature Date” means the date upon which the last Party in time signs this Agreement; and

1.1.17	“Steering Committee” means the committee to be constituted by the Borrower or Kellplant and staffed by nominees of the Lender or Kellpant (as the case maybe) and the Borrower which will:

1.1.17.1	monitor the building and commissioning of the Plant;

1.1.17.2	monitor and address the relevant social, environmental, technical, marketing and financing matters in connection with construction of the Plant; and

1.1.17.3	perform any function necessarily ancillary to the above.

1.2	Where any number of days is stated in this Agreement, such number shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a Business Day, in which case the last day shall be the next succeeding Business Day.

1.3	Words importing any gender shall include any of the other genders, and words importing the singular shall include the plural, and the converse shall also apply.

1.4	Any reference in this Agreement to any other agreement or document shall be construed as a reference to that other agreement or document or as may have been amended, varied or novated from time to time.

1.5	Any reference in this Agreement to legislation shall include a reference to that legislation as may be amended or re-enacted from time to time.

1.6	Clause headings shall in no way affect the interpretation of this Agreement.

1.7	The rule of construction that, in the event of ambiguity, this Agreement shall be interpreted against the Party responsible for the drafting thereof, shall not apply in the interpretation of this Agreement.

1.8	Unless inconsistent with the context or save where the contrary is expressly indicated, a reference to a Party includes that Party’s successors-in-title and permitted assigns.

1.9	All words and phrases defined in the Commercial Loan Agreements and not defined in this Agreement will have the meaning ascribed to them in the Commercial Loan Agreements.

2.	THE LOAN

The Lender has agreed to make a Rand denominated term loan facility available to the Borrower in an aggregate amount of ZAR407 000 000.00 (four hundred and seven million Rand) on the terms and conditions set out in this Agreement.

3.	PURPOSE OF THE LOAN

The Borrower shall apply the proceeds of each Loan for the purpose of funding the Project, including, without limitation, providing funding to Kellplant and which will be used in turn for:

3.1	the design, development, construction and commissioning of the Plant and equipment;

3.2	the payment of all advising, arrangement, commitment, agency and other fees and expenses incurred prior to the Signature Date payable by Kellplant;

3.3	the working capital of Kellplant and the Borrower;

3.4	to fund the working capital of Kellplant; and

3.5	other development and operational costs of the Project.

4.	INITIAL CONDITIONS PRECEDENT

4.1	With the exception of this clause 3 and clauses 7, 8 and 10 to 11 which shall be enforceable on the Signature Date, the enforceability and effectiveness of this Agreement shall be conditional upon the fulfilment or waiver (as the case may be) of the following suspensive conditions, in form and content satisfactory to the Lender:

4.1.1	the Borrower shall have furnished Lender with:

4.1.1.1	a resolution of the Board authorising the conclusion of this Agreement; and

4.1.1.2	a resolution of the Shareholders and the shareholders of Kelltech Limited, unanimously authorising the conclusion of this Agreement.

5.	ADVANCE CONDITIONS PRECEDENT

5.1	Subject to the provisions of clause 3 above being fulfilled and this Agreement becoming effective, each Loan shall be advanced as follows:

5.1.1	as to the First Portion, against receipt by the Lender of a Drawdown Request;

5.1.2	as to the balance of the Loan, against receipt by the Lender of the following from the Borrower:

5.1.2.1	evidence that the Commercial Loan Agreements have been entered into and have become unconditional in accordance with their terms (save for any conditions therein requiring this Agreement to be unconditional);

5.1.2.2	in respect of the Lender’s Pro-rata Portion, delivery of a Drawdown Request which such Drawdown Request must be (i) in respect of the Relevant Proportion of the total shareholder loan funding required by the Borrower at the relevant point in time; and (ii) accompanied by evidence of a simultaneous drawdown request submitted to Kelltech Limited under the Kelltech Shareholder Loan Agreement in its Relevant Proportion;

5.1.2.3	provided no Material Adverse Event has occurred under the Commercial Loan Agreements.

5.2	All amounts advanced under the Facility shall be credited to the Lender’s Shareholder’s Loans in the books of account of the Borrower.

5.3	Each Loan shall be advanced on the following basis:

5.3.1	each Loan shall not bear interest and shall be unsecured;

5.3.2	each Loan shall be subordinated to all other loans owing by the Borrower to third parties and shall only be repayable out of excess cash flow of the Borrower (determined after taking into account the future operational requirements of the Borrower);

5.3.3	the Borrower may at any time prepay the whole or any part of any Loan subject to, for the avoidance of doubt, if not breaching the provisions of the Commercial Loan Agreements; and

5.3.4	all repayments due to be made by the Borrower under this Agreement shall be made (i) in full without any set-off or counterclaim; and (ii) to such account as notified to the Borrower by the Lender from time to time, or in such other manner as the Parties may agree in writing.

6.	UNDERTAKINGS

6.1	The Borrower undertakes that it shall:

6.1.1	ensure that the Lender is represented on the Steering Committee;

6.1.2	regularly furnish the Lender with a written progress reports regarding the construction and commissioning of the Plant;

6.1.3	upon reasonable prior written notice to the Borrower, ensure that the Lender is given reasonable access to the Plant, which such access shall be in accordance with the safety and security policies and procedures adopted in respect of the Plant and its operations, from time to time;

6.1.4	regularly furnish the Lender with the minutes of the Steering Committee meetings;

6.1.5	give the Lender unrestricted access to its records and books of accounts upon reasonable prior written notice to the Borrower;

6.1.6	ensure that the Lender may appoint at least one person to the Board;

6.1.7	maintain adequate insurance in accordance with industry standards;

6.1.8	notify the Lender in writing upon it becoming aware of:

6.1.8.1	criminal civil or proceedings being initiated against it or members of the Board;

6.1.8.2	any member of the Board being subpoenaed to give evidence in relation to the Borrower and/or the Plant, by the South African Police Services, the Special Investigation Unit and/or any Commissioner of Enquiry or the Public Protector; and

6.1.8.3	any new member of the Board being appointed in order that the Lender may conduct background check under the Financial Intelligence Centre Act No 38 of 2001.

7.	GOVERNING LAW

7.1	The entire provisions of this Agreement shall be governed by and construed in accordance with the laws of the Republic of South Africa.

8.	JURISDICTION

8.1	The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the South Gauteng High Court, Johannesburg (or any successor to that division) in regard to all matters arising from this Agreement.

9.	LIQUID DOCUMENT

9.1	The amount of the Borrower’s indebtedness to the Lender in terms of this Agreement shall be determined and proved by the mere production of a certificate purporting to have been signed by any official or authorised signatory of the Lender, whose appointment, qualification and authority need not be proved.

9.2	A certificate in terms of clause 9.1 shall be:

9.2.1	in the absence of manifest error, binding on the Borrower as prima facie proof of the amount of the Borrower’s indebtedness hereunder; and

9.2.2	valid as a liquid document against the Borrower in any competent court for the purpose of obtaining provisional sentence against the Borrower thereon.

10.	NOTICES AND DOMICILIA

10.1	Notices

10.1.1	Each Party chooses the address set out opposite its name below as its address to which any written notice in connection with this Agreement may be addressed:

10.1.1.1	the Lender:

10.1.1.1.1	physical address at [***];

10.1.1.1.2	email: [***];

10.1.1.1.3	for the attention of [***];

10.1.1.2	the Borrower:

10.1.1.2.1	physical address at [***];

10.1.1.2.2	email: [***];

10.1.1.2.3	for the attention of [***];

10.1.2	Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax transmitted to its telefax number set out opposite its name above.

10.1.3	Either Party may by written notice to the other Party change its chosen addresses and/or telefax number for the purposes of clause 10.1.1 to any other address(es) and/or telefax number, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressees.

10.1.4	Any notice given in terms of this Agreement shall:

10.1.4.1	if sent by a courier service or registered mail be deemed to have been received by the addressee on the 7th (seventh) Business Day following the date of such sending;

10.1.4.2	if delivered by hand be deemed to have been received by the addressee on the date of delivery;

10.1.4.3	if transmitted by facsimile be deemed to have been received by the addressee on the first Business Day after the date of transmission; unless the contrary is proved.

10.1.5	Notwithstanding anything to the contrary herein contained, a written notice or communication actually received by a Party shall be an adequate written notice or communication to it, notwithstanding that it was not sent to or delivered at its chosen address.

10.2	Domicilia

10.2.1	Each of the Parties chooses its physical address set out opposite its name in clause 10.1 as its domicilium citandi et executandi at which documents in legal proceedings in connection with this Agreement may be served.

11.	GENERAL CONDITIONS AND UNDERTAKINGS

11.1	No alteration, variation or consensual cancellation of this Agreement shall be of any effect unless it is recorded in writing and signed by both the Parties or their respective successors in title.

11.2	No relaxation which the Lender may allow the Borrower at any time in regard to the carrying out of this Agreement, shall:

11.2.1	prejudice any of the Lender’s rights under this Agreement in any manner whatever; and

11.2.2	be regarded as a waiver of any of those rights.

11.3	This Agreement contains the entire agreement between the Parties and no representation, warranty or undertaking, whether express, implied or tacit, not contained in this Agreement, may be relied on by any Party.

12.	COUNTERPARTS

12.1	This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SIGNED at [***] on 31 March 2022

For

KELLTECHNOLOGY SOUTH AFRICA (RF) PROPRIETARY LIMITED

/s/ [***]
DIRECTOR [***]
who warrants that he/she is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at [***] on 31 March 2022

For

KELLTECHNOLOGY SOUTH AFRICA (RF) PROPRIETARY LIMITED

/s/ [***]
DIRECTOR [***]
who warrants that he/she is duly authorised thereto

AS WITNESSES:

1.

2.

SIGNED at [***] on 31 March 2022

For:

INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTH AFRICA LIMITED

/s/ [***]
[***]

AS WITNESSES:

1.

2.

ANNEXURE “A”: FORM OF SHAREHOLDER DRAWDOWN REQUEST

INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTH AFRICA LIMITED (“LENDER”)

[***]

Tel: [***]

Dear Sirs/Madam

REQUEST FOR ADVANCE UNDER THE SHAREHOLDER LOAN AGREEMENT CONCLUDED BETWEEN THE LENDER AND KELLTECHNOLOGY SOUTH AFRICA (RF) PROPRIETARY LIMITED DATED ON OR ABOUT [●] 20[●] (“SHAREHOLDER LOAN AGREEMENT”)

1.	We refer to the Shareholder Loan Agreement.

2.	The terms defined in the Shareholder Loan Agreement shall have the same meanings where used in this Drawdown Request.

3.	We hereby give you notice that, pursuant to the Shareholder Loan Agreement, we wish to make a drawdown in an amount of ZAR[●] under this Loan upon the terms and subject to the conditions contained herein.

4.	[As required, in accordance with the provisions of clause 5.1.2.2 of the Shareholder Loan Agreement, annexed hereto is a copy of the corresponding drawdown request to Kelltech Limited for drawdown of the Relevant Proportion of the shareholder loan as advanced under the Kelltech Shareholders Loan Agreement.] [Note: this clause must only be used if the draw down is pursuant to the Pro-Rata Portion regulated in terms of clause 5.1.2.2 of the Shareholder Loan Agreement. For purposes of the First Drawdown, this clause must be deleted.]

5.	The proceeds of the Advance shall be credited to the following bank account:

Name of Bank:                                                  [●]

Account Name:                                               [●]

Account Number:                                           [●]

Branch Code:                                                   [●]

Yours faithfully,

For and on behalf of:
Kelltechnology South Africa (RF) Proprietary Limited

Name:
Capacity: